UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported):November 28, 2003
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



==============================================================================

Item No. 5     Press release dated 28 November, 2003 - Holding(s) in Company

The company has today received the following notification:




                           Fidelity Investments
                           82 Devonshire Street
                           Boston, MA 02109-3614



Marconi Corporation Plc
34 Grosvenor Square
London, W1A 4QP
United Kingdom


Attn: Company Secretary


                                November 26, 2003



Dear Sirs,



Enclosed are amended notifications of disclosable interests under the U.K. Companies Act 1985. Please note that while this information details the disclosable interests of more than one entity, the enclosed disclosure constitutes separate notifications of interests which have been combined solely for purposes of clarity and efficiency. It is not intended to indicate that any of these entities act as a group or in concert with respect to these interests.



These disclosures are made in the interest of conformity with the Companies Act.
  The Interest detailed herein were acquired solely for investment purposes.
For disclosure purposes, holdings should be represented as FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited (FIL) and its direct and indirect subsidiaries, both being non-beneficial holders.



If you have any questions please contact Julie Finocchio at (617) 563-7883 or by Fax at (617) 476-0363.



Kindest regards



Julie Finocchio
Compliance Specialist


Amendment #11


NOTIFICATIONS UNDER SECTIONS 198 TO 202 - U.K. COMPANIES ACT



1. Company in which shares are held:    Marconi Corporation Plc



2. Notifiable Interest:    Ordinary Shares



(A)



FMR Corp.
82 Devonshire Street
Boston, MA 02109



Parent holding company of Fidelity Management & Research Company (FMRCO), investment manager for US mutual funds. (See Schedule A for listing of Registered Shareholders and their holdings.)


(B)



Fidelity International Limited (FIL)
P.O. Box HM 670
Hamilton HMCX, Bermuda



Parent holding company for various direct and indirect subsidiaries, including Fidelity Investment Services Ltd. (FISL) and Fidelity Pension Management (FPM), investment managers for various non-US investment companies and institutional clients. (See Schedule A for listing of Registered Shareholders and their holdings.)



3. The notifiable interests also comprise the notifiable interest of:



Mr. Edward C. Johnson 3d
82 Devonshire Street
Boston, MA 02109



A principal shareholder of FMR Corp. and Fidelity International Limited.



4. The notifiable interests include interest held on behalf of authorised unit trust schemes in the U.K., notwithstanding the exemption from reporting pursuant to Section 209 (1)(h) of the Companies Act 1985.



5. These notifications of disclosable interests constitute separate notifications of interest in the shares and are combined solely for the purposes of clarity and efficiency. Nothing herein should be taken to indicate that FMR Corp. and its direct and indirect subsidiaries, Fidelity International Limited and its direct and indirect subsidiaries or Mr. Edward C. Johnson 3d act as a group or in concert in respect of the disclosed interests, or that they are required to submit these notifications on a joint basis.



6. The disclosable interests arise under section 208 (4)(b) of the Act, namely where a person, not being the registered holder, is entitled to exercise a right conferred by the holding of the shares or to control the exercise of such rights, or under section 203 of the Act respectively.



                                 By: Eric D. Roiter
                                 Senior V.P & General Counsel - FMR Co.
                                 Duly Authorised under Powers of Attorney
                                 dated December 30, 1997, by and on behalf
                                 of FMR Corp. and its direct and indirect
                                 subsidiaries, and Fidelity International
                                 Limited and its direct and indirect
                                 subsidiaries.





Schedule A                        Amendment #11



Security: Marconi Corporation Plc


Ordinary Shares                   Shares Held    Management     Nominee/Registered Name
                                                   Company

                                       50,875       FMRCO       JP Morgan Chase
                                       55,423       FMRCO       State Street Bank & Trust Company
                                      437,353       FMRCO       Chase Nominees Limited
                                   11,760,659       FMRCO       HSBC
                                       10,820       FMRCO       State Street Nominees Limited
                                       27,880       FMRCO       Citibank
                                    1,162,296       FMRCO       Brown Brothers Harriman
                                       37,164       FISL        Chase Nominees Limited
                                      129,737        FPM        Chase Nominees Ltd
                                       51,106        FIL        Northern Trust
                                      227,800        FIL        Deutsche Bank




Total ordinary shares              13,951,113


Current ownership                       6.98%
percentage:


Shares in issue:                  200,000,000


Change in holdings                (2,031,683)
since last filing:
                              ordinary shares



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: November 28, 2003